EXHIBIT 10.2
U.S. PLEDGE AND SECURITY AGREEMENT
THIS U.S. PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of November 5, 2018 (the “Effective Date”), by and among each grantor that is a signatory hereto and any additional entities which become parties to this Security Agreement by executing a Security Agreement Supplement in substantially the form of Annex I hereto (such additional entities together with the grantors that are signatories hereto, each a “Grantor” and collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties party to the Credit Agreement referred to below.
PRELIMINARY STATEMENT
WHEREAS, the Grantors, the Administrative Agent and the Lenders are entering into that certain Credit Agreement dated as of November 5, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WHEREAS, the Lenders party to the Credit Agreement have agreed to extend credit to the Borrowers, in each case subject to the terms and conditions set forth in the Credit Agreement.
WHEREAS, each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to secure the Secured Obligations that it has agreed to guarantee pursuant to Article X of the Credit Agreement.
NOW, THEREFORE, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
Section 1.2    Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.
Section 1.3    Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings:
“Account” shall have the meaning set forth in Article 9 of the UCC.
“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.
“Collateral” shall have the meaning set forth in Article II.

“Collateral Deposit Account” shall have the meaning set forth in Section 7.1(a).
“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.
“Commercial Tort Claims” means the existing commercial tort claims (as that term is defined in Article 9 of the UCC) of the Grantors.
“Commodity Account” shall have the meaning set forth in Article 9 of the UCC.
“Commodity Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a commodity intermediary holding such Grantor’s assets, including funds and commodity contracts, and the Administrative Agent with respect to collection and control of all deposits, commodity contracts and other balances held in a Commodity Account maintained by any Grantor with such commodity intermediary.
“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.
“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) under any Requirement of Law in or relating to copyrights and all mask works, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.
“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor’s funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by such Grantor with such banking institution.
“Document” shall have the meaning set forth in Article 9 of the UCC.
“Effective Date” means the date of this Security Agreement.
“Equipment” shall have the meaning set forth in Article 9 of the UCC.
“Event of Default” means an event described in Section 5.1.
“Excluded Assets” means:

(a)
any Equity Interest in a Domestic Subsidiary representing more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Domestic Subsidiary that is a FSHCO (other than any Excluded Subsidiary pursuant to clause (b) of the definition thereof in the Credit Agreement) (which, for the avoidance of doubt, does not include 100% of the issued and outstanding Equity Interests not entitled to vote);

(b)
(i) any Equity Interest in a Foreign Subsidiary that is subject to a pledge under another Security Agreement in effect in favor of the Administrative Agent and (ii) any Equity Interest in a Significant Foreign Subsidiary that is a First-Tier Foreign Subsidiary representing more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (which, for the avoidance of doubt, does not include 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary);

(c)
any Equity Interests in a Person to the extent (i) a Lien thereon is prohibited by the organizational documents of such Person without the consent of one or more third parties (provided that such third parties are not affiliates of any Grantor or Group member) and such consent has not been obtained after using commercially reasonable efforts to do so, or (ii) such Equity Interests are otherwise pledged to secure obligations of a Grantor pursuant to a joint venture arrangement permitted under the Credit Agreement;

(d)
any rights or interests in any agreement, lease, permit or license agreement, or other property or assets, in each case, to the extent that and for so long as the creation of a Lien on such assets would (i) under the express terms thereof, result in a breach of the terms thereof or constitute a default thereunder, (ii) under the express terms thereof, create a right of termination in favor of any party thereunder (other than a Grantor), (iii) would require the consent of a Governmental Authority with jurisdiction over such asset or property, in each case which has not been obtained, or (iv) violate any Requirement of Law, in each case for the foregoing subclauses (i), (ii) and (iii), other than to the extent such term has been waived by the applicable party or Governmental Authority, as applicable or would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law, provided that, immediately upon the ineffectiveness, lapse or termination or any such express term, such asset shall automatically cease to constitute “Excluded Assets”;

(e)	any Excluded Deposit Account;

(f)	any Intellectual Property;

(g)	any real property of any Grantor (whether owned or leased) and any Fixtures attached thereto;

(h)	any property in which a Lien can only be perfected by action with respect to a certificate of title;

(i)
any property or assets subject to a Lien securing purchase money indebtedness or similar arrangements permitted to be incurred pursuant to Section 6.02(f) of the Credit Agreement to the extent that if the contract or other agreement in which such Lien is granted (or the documentation providing for such indebtedness or other similar arrangement) validly prohibits the creation of any other Lien on such property or asset or if such contract or other agreement would be breached or give any party (other than any grantor) the right to termination of such contract or agreement as a result of creation of such security interest or Lien;

(j)	Excluded Commercial Tort Claims;

(k)	Excluded Letter-of-Credit Rights;

(l)	any Equity Interests or assets in any Excluded Subsidiary;

(m)
any assets requiring perfection through control (other than Deposit Accounts (other than any Excluded Deposit Account), Securities Accounts, or Commodity Accounts and certificated capital stock of any Grantor or any of their subsidiaries not otherwise constituting Excluded Assets); and

(n)
to the extent not otherwise listed above as Excluded Assets, those assets of a Grantor with respect to which, in the sole discretion of the Administrative Agent, the burdens, costs or consequences of obtaining and/or perfecting a Lien on such assets are excessive in view of the benefits to be obtained by the Secured Parties;

provided, that Excluded Assets shall not include any right to receive proceeds from the sale or other disposition of Excluded Assets, any proceeds, products, substitutions or replacements of any Excluded Assets (unless such rights, proceeds, products, substitutions or replacements independently constitute Excluded Assets), all of which shall expressly be Collateral (which Collateral, for the avoidance of doubt, may be used, reinvested, or otherwise applied by the applicable Grantors as permitted by the Credit Agreement). In addition, to the extent that such property constitutes Excluded Assets due to the failure of any Grantor to obtain consent as described in paragraph (i) of clause (c) or clause (d), such grantor shall use its commercially reasonable efforts to obtain such consent, and, upon obtaining such consent, such property shall cease to constitute Excluded Assets.
“Excluded Commercial Tort Claims” means any Commercial Tort Claim of which the value of damages under such claim does not exceed $500,000 at any time, individually; provided that the total value of all Commercial Tort Claims does not exceed in aggregate at any time $750,000.
“Excluded Letter-of-Credit Rights” means any Letter-of-Credit Right the value of which does not exceed $250,000 at any time, individually; provided that the total value of such rights does not exceed in aggregate at any time $500,000.
“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
“Fixtures” shall have the meaning set forth in Article 9 of the UCC.
“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.
“Goods” shall have the meaning set forth in Article 9 of the UCC.
“Industrial Designs” means all right, title and interest (and all related IP Ancillary Rights) under any Requirement of Law in or relating to registered industrial designs and industrial design applications.
“Instruments” shall have the meaning set forth in Article 9 of the UCC.
“Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including, without limitation, all Copyrights, Patents, Industrial Designs, Software, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses.
“Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to internet domain names.
“Inventory” shall have the meaning set forth in Article 9 of the UCC.
“Investment Property” shall have the meaning set forth in Article 9 of the UCC.
“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property throughout the world, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right throughout the world.
“IP License” means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.
“Lenders” means the lenders party to the Credit Agreement and their successors and assigns.
“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.
“Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.
“Material Collateral Locations” shall have the meaning set forth in Section 3.4.
“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor.
“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement.
“Proceeds” shall have the meaning set forth in Article 9 of the UCC.
“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.
“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been Paid in Full, Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Credit Agreement has terminated by its terms and all of the Obligations thereunder have been Paid in Full (whether or not the Obligations under the Credit Agreement were ever accelerated), the Secured Parties holding in the aggregate at least a majority of the aggregate net early termination payments and all other amounts then due and unpaid from any Grantor to the Secured Parties in respect of the Secured Obligations, as determined by the Administrative Agent in its reasonable discretion; provided that, as long as there are less than three (3) Lenders, Required Secured Parties shall mean all Lenders.
“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
“Securities Account” shall have the meaning set forth in Article 8 of the UCC.
“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a securities intermediary holding such Grantor’s assets, including funds and securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a securities account maintained by any Grantor with such securities intermediary.
“Security” shall have the meaning set forth in Article 8 of the UCC.
“Security Agreement Supplement” shall mean any Security Agreement Supplement to this Security Agreement in substantially the form of Annex I hereto executed by a Person that becomes a Grantor under this Security Agreement after the date hereof.
“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.
“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.
“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.
“Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.
“Trade Secrets” mean all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to proprietary, confidential and/or non-public information, however documented, including but not limited to confidential ideas, know-how, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans and all other trade secrets.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any other Secured Party’s Lien on any Collateral.
The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement (including as amended pursuant to any Exhibit Amendment delivered to the Administrative Agent and supplemented by any Security Agreement Supplement delivered to the Administrative Agent).
ARTICLE II
GRANT OF SECURITY INTEREST
Each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:
(a)    all Accounts;
(b)    all Chattel Paper;
(c)    all Documents (other than title documents with respect to motor vehicles);
(d)    all Equipment;
(e)    all General Intangibles;
(f)    all Goods;
(g)    all Instruments;
(h)    all Inventory;
(i)    all Investment Property;
(j)    all cash or cash equivalents;
(k)    all Letter-of-Credit Rights (other than Excluded Letter-of-Credit Rights);
(l)     and Supporting Obligations;
(m)    all Deposit Accounts with any bank or other financial institution;
(n)    all Commodity Accounts;
(o)    all Securities Accounts;

(p)    all Commercial Tort Claims (other than Excluded Commercial Tort Claims); and
(q)    except to the extent such property constitutes Excluded Assets, all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;
to secure the prompt and complete payment and performance of the Secured Obligations; provided however, that Collateral (and each defined term used in the definition of “Collateral”) shall not include any Excluded Assets; and provided further, that if and when any property shall cease to be Excluded Assets, such property shall be deemed at all times from and after such date to constitute Collateral.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Grantor represents and warrants, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to supplements, if any, to each of the Exhibits hereto with respect to such Grantor as attached to such Security Agreement Supplement), to the Administrative Agent and the other Secured Parties that:
Section 3.1    Title, Authorization, Validity, Enforceability, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, except for minor irregularities or deficiencies in title that, individually or in the aggregate, do not materially interfere with any Grantor’s ability to conduct its business as currently conducted or to utilize such property for its intended purpose, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate, limited liability company, partnership, or other similar organizational actions, as applicable, of such Grantor, and this Security Agreement constitutes a legal valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit E, the Administrative Agent will have a fully perfected first priority security interest in that Collateral of such Grantor in which a security interest may be perfected by filing, and otherwise subject only to Liens permitted under Section 4.1(e).
Section 3.2    Type and Jurisdiction of Organization, Organizational and Identification Numbers. As of the Effective Date, the type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
Section 3.3    Principal Location. As of the Effective Date, such Grantor’s mailing address and the location of its primary place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed on Exhibit A; such Grantor has no other primary places of business except those set forth on Exhibit A (or as otherwise disclosed to the Administrative Agent pursuant to Section 4.1(g)).

Section 3.4    Collateral Locations. As of the Effective Date, all of such Grantor’s locations where Collateral with an aggregate book value of $500,000 or more (other than (i) Collateral in use, transit or at a customer location or work site, (ii) Collateral which is being replaced or repaired, or (iii) Collateral consisting of Deposit Accounts, Commodity Accounts and Securities Accounts) is located (each, a “Material Collateral Location”) are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated on Part VII(b) of Exhibit A, (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A, and (iii) at which Inventory or Equipment is located on a customer’s leased or fee owned property.
Section 3.5    Inventory. With respect to any of its Inventory scheduled or listed on the most recent Collateral Report, except as specifically disclosed on such Collateral Report, (a) such Inventory (other than Inventory in transit or at a customer location or work site or being replaced or repaired) is located either at a Material Collateral Location set forth on Exhibit A (or as otherwise disclosed to the Administrative Agent pursuant to Section 4.1(g)), or it has an aggregate book value less than $500,000, (b) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest whatsoever except for Liens permitted under Section 6.02 of the Credit Agreement, (c) such Inventory is Eligible Inventory, (d) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (f) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.
Section 3.7    Deposit Accounts, Commodity Accounts and Securities Accounts. As of the Effective Date, all of such Grantor’s Deposit Accounts, Commodity Accounts and Securities Accounts are listed on Exhibit B.
Section 3.8    Exact Names. Except to the extent changed and notified to the Administrative Agent in accordance with Section 4.14 and the terms hereof, such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Except to the extent otherwise disclosed to the Administrative Agent, such Grantor has not, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation.
Section 3.9    Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor with an individual face value of $250,000. To the extent reasonably requested by the Administrative Agent in writing, Grantor will take such reasonably necessary or desirable actions to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder). Upon taking such action, the Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e);.
Section 3.10    Accounts and Chattel Paper.
(a)    The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.
(b)    With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) all Accounts, as applicable; (ii) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) there are no material setoffs, claims or disputes existing or, to such Grantor’s Knowledge, asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Administrative Agent; (iv) to such Grantor’s Knowledge, there are no facts, events or occurrences which materially impair the validity or enforceability thereof or could reasonably be expected to materially reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; and (v) such Grantor has no Knowledge that any Account Debtor has become insolvent or is generally unable to pay its debts as they become due.
(c)    In addition, except as specifically disclosed on the most recent Collateral Report, with respect to all of its Accounts, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Collateral Deposit Account as required pursuant to Section 7.1; and (iii) to such Grantor’s Knowledge, all Account Debtors have the capacity to contract.
Section 3.11    Filing Requirements. As of the Effective Date, none of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute.
Section 3.12    No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated (by a filing authorized by the secured party in respect thereof) naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) in respect of Liens permitted under Section 4.1(e).
Section 3.13    Pledged Collateral.
(a)    Exhibit D sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit D as being owned by it, free and clear of any Liens, except for any Liens permitted under Section 4.1(e). Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the

Administrative Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a Securities Account Control Agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.
(b)    In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.
(c)    Except as set forth in Exhibit D (as such Exhibit may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents), such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.
ARTICLE IV
COVENANTS
From the date of this Security Agreement and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each Grantor party hereto as of the date hereof agrees, and from and after the effective date of any Security Agreement Supplement applicable to any additional Grantor (and after giving effect to amendments, if any, to each of the Exhibits hereto pursuant to an exhibit amendment delivered by a Grantor in the form attached as Exhibit F hereto (an “Exhibit Amendment”)) and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each such additional Grantor agrees that:
Section 4.1    General.
(a)    Collateral Records. Such Grantor will comply with the requirements of Section 5.06 of the Credit Agreement with respect to the Collateral owned by it.
(b)    Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in writing in order to maintain a first perfected security interest (subject to the Liens permitted by Section 4.1(e)) in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral by any description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Administrative Agent promptly upon written request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
(c)    Further Assurances. Subject to the limitations set forth in the Credit Agreement, such Grantor will, upon the reasonable written request of the Administrative Agent, furnish to the Administrative Agent, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request in writing, all in a level of detail as the Administrative Agent may so reasonably request. Such Grantor also agrees to take all actions reasonably necessary to defend title to the Collateral against all Persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.
(d)    Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.
(e)    Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except any Lien permitted under Section 6.02 of the Credit Agreement.
(f)    Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Administrative Agent on behalf of the Secured Parties as the secured party and (ii) in respect of other Liens permitted under Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
(g)    Locations. Such Grantor will not maintain any Eligible Inventory or books and records relating to any Eligible Accounts with a combined book value in excess of $500,000 at any location other than (i) those Material Collateral Locations listed on Exhibit A (other than (1) Inventory in use, transit or at a customer location or work site and (2) Inventory subject to maintenance or repair) or (ii) such locations as disclosed to the Administrative Agent pursuant to Section 4.14.
(h)    Compliance with Terms. Such Grantor will perform and comply in all material respects with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.
Section 4.2    Receivables.
(a)    Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, other than (i) discounts and adjustments that are accounted for in the calculation of Eligible Accounts in accordance with the Credit Agreement, and (ii) prior to the occurrence of an Event of Default, reduction by a Grantor of the amount of Accounts in accordance with such Grantor’s customary policies and in the ordinary course of business.

(b)    Collection of Receivables. Except as otherwise provided in this Security Agreement or other Loan Document, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it in accordance with its present policies or in the ordinary course of business, and at the Administrative Agent’s direction (if given) during the continuation of an Event of Default, such Grantor will take such action as the Administrative Agent may reasonably deem necessary or advisable to enforce collection thereof.
(c)    Disclosure of Counterclaims on Receivables. If (i) any material discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable owned by such Grantor exists or (ii) if, to the Knowledge of such Grantor, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to the Administrative Agent in writing. Such Grantor shall send the Administrative Agent a copy of each credit memorandum in excess of $250,000 as soon as issued to the extent not reinvoiced as a valid Receivable substantially contemporaneously with the issuance of such credit memorandum, and such Grantor shall promptly report each credit memorandum and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.
(d)    Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper with an individual value in excess of $250,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
Section 4.3    Inventory and Equipment; Goods.
(a)    Maintenance of Goods. Such Grantor shall comply with Section 5.05 of the Credit Agreement with respect to its Inventory and Equipment and shall comply with Sections 5.06 and 5.09 of the Credit Agreement with respect to its Inventory.
(b)    Returned Inventory. If an Account Debtor returns any Inventory to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and may in its discretion issue a credit memorandum to the Account Debtor in the appropriate amount. Such Grantor shall immediately report to the Administrative Agent any return involving an amount in excess of $250,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor, upon the request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon.
(c)    Inventory Generally. Such Grantor will comply with Sections 5.06 and 5.09 of the Credit Agreement with respect to its Inventory.
(d)    Equipment Liens. Such Grantor shall not permit any portion of its Equipment to become a Fixture with respect to other personal property with respect to which real or personal property the Administrative Agent does not have a Lien.

Section 4.4    Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by it (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral and (d) promptly upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed Exhibit Amendment to this Security Agreement, in the form of Exhibit F, pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.
Section 4.5    Uncertificated Pledged Collateral. Such Grantor will permit the Administrative Agent from time to time as requested in writing by the Administrative Agent to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement and register the Administrative Agent as the registered owner thereof on the books and records of the issuer. With respect to any Pledged Collateral owned by it, such Grantor will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a Securities Account Control Agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control.
Section 4.6    Pledged Collateral.
(a)    Changes in Capital Structure of Issuers. Except as permitted by the Credit Agreement, such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Liens permitted under Section 4.1(e) and sales of assets permitted under Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.
(b)    Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest owned by it constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor or as otherwise permitted by the Credit Agreement.
(c)    Exercise of Rights in Pledged Collateral.
(i)    Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not expressly inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral, unless otherwise permitted under the Credit Agreement;
(ii)    Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof; and
(iii)    Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement.

(d)    Interests in Limited Liability Companies and Limited Partnerships. Each Grantor agrees that no ownership interests in a limited liability company or a limited partnership which are included within the Collateral owned by such Grantor shall at any time constitute a Security under Article 8 of the UCC of the applicable jurisdiction unless such Grantor shall have first obtained the prior written consent of the Administrative Agent and such Equity Interests are promptly (and pledged and delivered to the Administrative Agent (promptly and in any event within ten (10) Business Days of the issuance of such Equity Interests or change to the organizational documents of a Grantor which has the result of expressing that the Equity Interests constitute securities under Article 8 of the UCC of the applicable jurisdiction), and such Grantor delivers an Exhibit Amendment to the Administrative Agent identifying such new Equity Interests as Pledged Collateral pursuant to the terms of this Agreement.
Section 4.7    Commercial Tort Claims. Such Grantor shall promptly, and in any event within ten (10) Business Days after the same is acquired by it, notify the Administrative Agent of any Commercial Tort Claim acquired by it where the amount of damages reasonably expected to be claimed is in excess of $500,000 and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an Exhibit Amendment to this Security Agreement, in the form of Exhibit F, granting to Administrative Agent a first priority security interest in such Commercial Tort Claim.
Section 4.8    Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit with a face or stated amount in excess of $250,000, it shall promptly, and in any event within ten (10) Business Days after becoming a beneficiary, notify the Administrative Agent thereof and use commercially reasonable efforts to cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 5.14 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.
Section 4.9    Federal, State or Municipal Claims. Such Grantor will promptly notify the Administrative Agent of any Collateral which constitutes a material claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.
Section 4.10    No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.
Section 4.11    Insurance.
(a)    Such Grantor shall comply with Section 5.10 of the Credit Agreement with respect to its insurance coverage.
(b)    Such insurance policies shall name the Administrative Agent (for the benefit of the Administrative Agent and the other Secured Parties) as an additional insured or as lender loss payee, as applicable, and shall contain lender loss payable clauses, through endorsements in form and substance reasonably satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and lender loss payable clauses may be canceled, amended, or terminated only upon at least thirty (30) days’ prior written notice given to the Administrative Agent; provided that, any insurance proceeds received by the Administrative Agent as a result of the foregoing provisions shall be subject to the prepayment provisions of Section 2.12 of the Credit Agreement, including the Borrower’s reinvestment rights, and if not required to be prepaid thereunder, will be promptly returned to the Borrower.
(c)    All premiums on any such insurance shall be paid when due by such Grantor and the Borrower shall deliver copies of the policies for such insurance to the Administrative Agent upon its reasonable request. If such Grantor fails to obtain any insurance as required by this Section, the Administrative Agent may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.
Section 4.12    Collateral Access Agreements. Following the Effective Date, either: (a) such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located to the extent that (i) the value of Collateral stored or located at any such individual location is in excess of $1,000,000 or (ii) the aggregate value of Collateral stored or located at all such locations is in excess of $2,000,000, in each case, whether on the Effective Date or thereafter, which Collateral Access Agreement shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent; or (b) with respect to such locations or warehouse space leased for which such Grantor is required to obtain and deliver to the Administrative Agent a Collateral Access Agreement pursuant to clauses (h) and (i) in the definition of Eligible Inventory as of the Effective Date (or, if later, as of the date such location is acquired or leased), but has not done so, such Grantor (or the Borrower Representative on behalf of such Grantor) shall promptly deliver a written notification to the Administrative Agent specifying that it has not obtained such Collateral Access Agreement and the Eligible Inventory at that location shall be subject to such Rent Reserves as the Administrative Agent may establish in accordance with the Credit Agreement. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.
Section 4.13    Control Agreements. Within sixty (60) days of the Effective Date (or such later date as the Administrative Agent may agree to in its sole discretion), such Grantor will provide to the

Administrative Agent, a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodity Account Control Agreement, as applicable, for each Deposit Account, Securities Account and Commodity Account (other than any Excluded Deposit Account) existing on the Effective Date for which a control agreement has not been delivered as of the Effective Date or evidence reasonably satisfactory to the Administrative Agent that such Deposit Account, Securities Account or Commodity Account has been closed and the remaining balance thereof, if any, has been transferred to an account held with JPMCB. For each Deposit Account, Securities Account or Commodity Account (other than any Excluded Deposit Account) opened after the Effective Date, such Grantor will provide a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodity Account Control Agreement, as applicable, within ten (10) Business Days (or such later date as the Administrative Agent agrees to in its sole discretion) after the opening of such Deposit Account, Securities Account or Commodity Account. Pursuant to such control agreements, in form and substance reasonably satisfactory to the Administrative Agent, such Grantor will cause the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or the commodity intermediary that maintains such Commodity Account, as applicable, to agree to comply at any time with instructions from the Administrative Agent to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodity Account, without further consent of such Grantor, and take such other action as the Administrative Agent may approve in order to perfect the Administrative Agent’s security interest in such Deposit Account, Securities Account or Commodity Account. The Administrative Agent agrees with such Grantor that the Administrative Agent will not provide any instructions directing the disposition of funds from time to time credited to any Deposit Account, Securities Account or Commodity Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account, Securities Account or Commodity Account (in each case, except as set forth in Article VII) unless, at the time thereof, an Activation Period is in effect.
Section 4.14    Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office or principal place of business, or any Material Collateral Locations with Eligible Inventory or books and records related to Eligible Accounts with a combined book value in excess of $500,000, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least five (5) days’ prior written notice of such change (or such earlier notice as the Administrative Agent agrees to in its sole discretion) and, prior to such change, any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in any Collateral); provided, that, for purposes of the foregoing clauses (a) (solely with respect to such Grantor’s chief executive office) and (e), such new location shall be in the continental U.S. Each Grantor permits the filing under the Uniform Commercial Code and any other applicable laws that are required in order for the Collateral to be made subject to the Lien of the Administrative Agent in the manner and to the extent required by this Agreement and the Credit Agreement and perfected with the same priority as immediately prior to such change. Such Grantor shall not change its fiscal year which currently ends on December 31.
Section 4.15    Additional Grantors. Each Grantor agrees to cause each Domestic Subsidiary that is required to become a party to this Security Agreement pursuant to Section 5.13 of the Credit Agreement to become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Domestic Subsidiary of a Security Agreement Supplement. Upon the execution and delivery of a Security Agreement Supplement by such Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor under this Security Agreement. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
ARTICLE V
EVENTS OF DEFAULT AND REMEDIES
Section 5.1    Events of Default. The occurrence of an “Event of Default” under, and as defined in, the Credit Agreement shall constitute an Event of Default hereunder.
Section 5.2    Remedies.
(a)    Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:
(i)    those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the other Secured Parties prior to an Event of Default;
(ii)    those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
(iii)    give notice of sole control or any other instruction under any Deposit Account Control Agreement, Securities Account Control Agreement, Commodity Account Control Agreement or and other control agreement and take any action therein with respect to such Collateral;
(iv)    without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and
(v)    concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral and, following such transfer and registration, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as a holder thereof.
(b)    Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
(c)    The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.
(d)    Upon the occurrence and during the continuance of an Event of Default, until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.
(e)    If, after the Credit Agreement has terminated by its terms and all of the Obligations have been Paid in Full, there remain Swap Agreement Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Agreement Obligations pursuant to the terms of the Swap Agreement.
(f)    Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.
(g)    Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer agree or would agree to do so.
Section 5.3    Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:
(a)    assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b)    permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy; and
(c)    at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent, at any time, and from time to time, promptly upon the Administrative Agent’s reasonable request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.
Section 5.4    Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V with respect to Collateral, at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral), each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to any Grantor), to use, license, sublicense or practice any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any Person, including, without limitation, Persons that have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may (but shall have no obligation to) finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. Notwithstanding the foregoing, nothing in this Agreement or any Loan Document shall be construed to grant any Lien or security interest in the Intellectual Property of any Grantor, and Intellectual Property shall remain at all times Excluded Assets.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
Section 6.1    Account Verification. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may at any time in its Permitted Discretion, in the Administrative Agent’s own name or in the name of a nominee of the Administrative Agent, communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.
Section 6.2    Authorization for Administrative Agent to Take Certain Action.
(a)    Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) during the continuance of an Event of Default, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement (with such redactions as may be agreed between the Administrative Agent and the Borrower Representative to any Schedules to this Security Agreement) or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.2, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are permitted under Section 4.1(e)), and (vii) when an Event of Default has occurred and is continuing, to (A) contact Account Debtors for any reason, (B) demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (C) sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (D) exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (E) settle, adjust, compromise, extend or renew the Receivables, (F) settle, adjust or compromise any legal proceedings brought to collect Receivables, (G) prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (H) prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, and (I) change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor; and such Grantor agrees to reimburse the Administrative Agent on demand for any reasonable and documented out-of-pocket payment made or expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.
(b)    All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers.
Section 6.3    PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND

VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.
Section 6.4    NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER SECURED PARTY, ANY OF THEIR AFFILIATES, OR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS
Section 7.1    Collection of Receivables.
(a)    In accordance with Section 4.13, each Grantor shall execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Deposit Account (other than any Excluded Deposit Account) maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (each, a “Collateral Deposit Account”), which Collateral Deposit Accounts are identified as such on Exhibit B. After the Effective Date, each Grantor will comply with the terms of Section 4.13.
(b)    At no time during an Activation Period shall any Grantor remove any item from a Collateral Deposit Account without the Administrative Agent’s prior written consent. If any Grantor receives any proceeds of any Receivables, such Grantor shall receive such payments as the Administrative Agent’s trustee, and shall, promptly following receipt thereof, deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account. During an Activation Period, the Administrative Agent shall hold and apply funds received into the Collateral Deposit Account as provided by the terms of Section 7.2.
Section 7.2    Application of Proceeds; Deficiency. During an Activation Period: (i) all amounts shall be deemed received by the Administrative Agent in accordance with Section 2.19 of the Credit Agreement and shall be applied (and allocated) by Administrative Agent in accordance with Section 2.11(b) of the Credit Agreement; (ii) any proceeds of the Collateral shall be applied in the order set forth in Section 2.19 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct; (iii) the balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Administrative Agent into the Funding Account; and (iv) the Grantors shall remain liable, jointly and severally, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any other Secured Party to collect such deficiency.
ARTICLE VIII
GENERAL PROVISIONS
Section 8.1    Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten (10) days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
Section 8.2    Limitation on Administrative Agent’s and Other Secured Parties’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j)

to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
Section 8.3    Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.
Section 8.4    Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and which obligation such Grantor shall fail to perform or pay within ten (10) Business Days after receiving written notice from the Administrative Agent requesting performance or payment thereof (it being understood that no such request need be given (a) after the occurrence and during the continuance of any Event of Default or (b) if such failure to perform or pay would materially and adversely affect the perfection of any security interest granted under this Security Agreement or would materially and adversely affect the value of the applicable Collateral), and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand, and in any event, within five (5) Business Days of such demand.
Section 8.5    Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.12, 4.13, 4.15, 5.3, or 8.6 or in Article VII will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

Section 8.6    Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the other Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.
Section 8.7    No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until the Secured Obligations have been Paid in Full.
Section 8.8    Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
Section 8.9    Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
Section 8.10    Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the other Secured Parties and their respective successors and assigns (including all Persons that become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the

Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.
Section 8.11    Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
Section 8.12    Taxes and Expenses. Any taxes (including income taxes) other than Excluded Taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. Section 9.03(a) of the Credit Agreement is hereby incorporated herein by reference mutatis mutandis as if stated verbatim herein as agreements and obligations of each Grantor.
Section 8.13    Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
Section 8.14    Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been Paid in Full.
Section 8.15    Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.
Section 8.16    CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
Section 8.17    CONSENT TO JURISDICTION. EACH PARTY TO THIS SECURITY AGREEMENT AND EACH OTHER SECURED PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT AND EACH PARTY TO THIS SECURITY AGREEMENT AND EACH OTHER SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.
Section 8.18    WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN

ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
Section 8.19    Indemnity. Each Grantor hereby agrees to the indemnity set forth in Section 9.03 of the Credit Agreement, which is hereby incorporated as if fully set forth herein, mutatis mutandis.
Section 8.20    Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission (including, without limitation, an emailed .pdf) shall be effective as delivery of a manually executed counterpart of this Security Agreement.
ARTICLE IX
NOTICES
Section 9.1    Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be given in accordance with Section 9.01 of the Credit Agreement.
Section 9.2    Change in Address for Notices. Each of the Grantors, the Administrative Agent and the other Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.
ARTICLE X
THE ADMINISTRATIVE AGENT
JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the other Secured Parties hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS:	FRANK’S INTERNATIONAL, LLC

By: /s/ Kyle McClure
Name: Kyle McClure
Title: Senior Vice President

BLACKHAWK GROUP HOLDINGS, LLC

By: /s/ Scott A. McCurdy
Name: Scott A. McCurdy
Title: President

FRANK’S INTERNATIONAL GP, LLC

By: /s/ Kyle McClure
Name: Kyle McClure
Title: President and Chief Executive Officer

FRANK’S INTERNATIONAL, LP

By: FRANK’S INTERNATIONAL GP, LLC, its general partner

By: /s/ Kyle McClure
Name: Kyle McClure
Title: President and Chief Executive Officer

Signature Page to the
Pledge and Security Agreement

BLACKHAWK INTERMEDIATE HOLDINGS, LLC

By: /s/ Scott A. McCurdy
Name: Scott A. McCurdy
Title: President

BLACKHAWK SPECIALTY TOOLS, LLC

By: /s/ Scott A. McCurdy
Name: Scott A. McCurdy
Title: President

TRINITY TOOL RENTALS, L.L.C.

By: /s/ Scott A. McCurdy
Name: Scott A. McCurdy
Title: President

Signature Page to the
Pledge and Security Agreement

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Jorge Diaz Granados
Name: Jorge Diaz Granados
Title: Authorized Officer

Signature Page to the
Pledge and Security Agreement

EXHIBIT A to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT A
NOTICE ADDRESS FOR ALL GRANTORS
INFORMATION AND COLLATERAL LOCATIONS OF FRANK’S INTERNATIONAL, LLC
I.Name of Grantor: Frank’s International, LLC
II.State of Incorporation or Organization: Texas
III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 17602201521
V.Federal Identification Number: 76-0220152

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor:

Street Address	City	State	Zip
LA
LA

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

Street Address	City	State	Zip	Owner
		LA		Mosing Ventures
		LA		Mosing Ventures
		LA		Mosing Ventures
		UT		Mosing Land and Cattle Company
		UT		Mosing Land and Cattle Company
		UT		Mosing Land and Cattle Company
		UT		Mosing Land and Cattle Company
		UT		Mosing Land and Cattle Company
		PA		Mosing Land and Cattle Company
		LA		Timco Real Estate, LLC
		LA		Mercier Realty
		LA		DMH Leasing
		TX		Gramercy Park Apartments
		OK		Davinion Properties, LLC
		TX		SCI Joint Venture
		TX		Southcoast Holdings

Exhibit A - 1

TX	TC/JP Development, LLC
TX	Mosing Properties
TX	Joval, LLC
WY	Mosing Land and Cattle Company
WY	Mosing Land and Cattle Company
WY	Mosing Properties
TX	Timco Real Estate, LLC
TX	Donny Walker
TX	Donny Walker
LA	KBR Enterprises
LA	KBR Enterprises
LA	T&W Properties
LA	T&W Properties
LA	Trinity Investments
LA	Whitetail Enterprises, LLC
LA	DCD Properties, LLC
LA	Justin L. Mire
TX	8799 Crownhill , LP
TX	EDDR Joint Venture
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Queens Row
LA	Mosing Properties
LA	Mosing Land and Cattle Company
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Moaing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
LA	Mosing Ventures
TX	Mosing Ventures
TX	Mosing Ventures
TX	Mosing Ventures
TX	Mosing Land and Cattle Company

Exhibit A - 2

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.
INFORMATION AND COLLATERAL LOCATIONS OF BLACKHAWK GROUP HOLDINGS, LLC
I.Name of Grantor: Blackhawk Group Holdings, LLC
II.State of Incorporation or Organization: Delaware
III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 5350507
V.Federal Identification Number: 46-2984904

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No:: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor: None.
(b)    Properties Leased by the Grantor (Include Landlord’s Name): None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

INFORMATION AND COLLATERAL LOCATIONS OF FRANK’S INTERNATIONAL GP, LLC
I.Name of Grantor: Frank’s International GP, LLC
II.State of Incorporation or Organization: Delaware
III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 5516366
V.Federal Identification Number: None.

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No:: (281) 558-2980
VII.Locations of Collateral:
(a)    Properties Owned by the Grantor: None.
(b)    Properties Leased by the Grantor (Include Landlord’s Name): None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

INFORMATION AND COLLATERAL LOCATIONS OF FRANK’S INTERNATIONAL, LP

Exhibit A - 3

I.Name of Grantor: Frank’s International, LP
II.State of Incorporation or Organization: Delaware
III.Type of Entity: Limited partnership
IV.Organizational Number assigned by State of Incorporation or Organization: 5559788
V.Federal Identification Number: None.

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No:: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor: None.
(b)    Properties Leased by the Grantor (Include Landlord’s Name): None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

INFORMATION AND COLLATERAL LOCATIONS OF BLACKHAWK INTERMEDIATE HOLDINGS, LLC
I.Name of Grantor: Blackhawk Intermediate Holdings, LLC
II.State of Incorporation or Organization: Delaware
III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 5350508
V.Federal Identification Number: 46-2985015

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No:: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor: None.
(b)    Properties Leased by the Grantor (Include Landlord’s Name): None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

INFORMATION AND COLLATERAL LOCATIONS OF BLACKHAWK SPECIALTY TOOLS, LLC
I.Name of Grantor: Blackhawk Specialty Tools, LLC
II.State of Incorporation or Organization: Texas

Exhibit A - 4

III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 12612360557
V.Federal Identification Number: 26-1236055

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington
Facsimile No:: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor: None.
(b)    Properties Leased by the Grantor (Include Landlord’s Name):

Street Address	City	State/ Country	Lessor/ Counterparty
		LA	Trinity Investments
		LA	KRB Enterprises
		LA	Whitetail Enterprises, LLC
		LA	T&W Properties
		LA	T&W Properties
		Mexico	Corporativo Carmen Business Center
		Mexico	Mrs. Casilda magana Graniel
		Mexico	Mrs. Yolando Magana Graniel
		PA	Fishlips, LLC
		TX	EDDR Joint Venture
		TX	8799 Crownhill, LP
		LA	Trinity Investments
		TX	Hawk View Investment Partners, LLC

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

INFORMATION AND COLLATERAL LOCATIONS OF TRINITY TOOL RENTALS, L.L.C.
I.Name of Grantor: Trinity Tool Rentals, L.L.C.
II.State of Incorporation or Organization: Louisiana
III.Type of Entity: Limited liability company
IV.Organizational Number assigned by State of Incorporation or Organization: 35046873K
V.Federal Identification Number: 72-1496257

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
10260 Westheimer Road
Suite 700
Houston, TX 77042-3107
Attention: John Symington

Exhibit A - 5

Facsimile No:: (281) 558-2980

VII.	Locations of Collateral:
(a)    Properties Owned by the Grantor:

Street Address	City	State
LA

(b)    Properties Leased by the Grantor (Include Landlord’s Name):

Street Address	City	State	Lessor/ Counterparty
		LA	Justin L. Mire

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements
(include name of Warehouse Operator or other Bailee or Consignee): None.

Exhibit A - 6

EXHIBIT B to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT B
DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COLLATERAL ACCOUNTS
DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Check here if Deposit Account is a Collateral Deposit Account	Description of Deposit Account if not a Collateral Deposit Account
Frank's International LLC	Amegy Bank	######	Y	N/A
Blackhawk Specialty Tools LLC	Amegy Bank	##########	Y	N/A
SECURITIES ACCOUNTS

Name of Grantor	Name of Institution	Account Number
None	None	None
COMMODITY ACCOUNTS

Name of Grantor	Name of Institution	Account Number
None	None	None

Exhibit B - 1

EXHIBIT C to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT C
LETTER-OF-CREDIT RIGHTS AND CHATTEL PAPER

I.	LETTER-OF-CREDIT RIGHTS
None.

II.	CHATTEL PAPER
None.

Exhibit C - 1

EXHIBIT D to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT D

PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
PLEDGED COLLATERAL

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Frank’s International GP, LLC	Frank’s International, LP	N/A	N/A	Partnership Interest	0.01%
Frank’s International, LP	Frank’s International, LLC	N/A	N/A	Limited Liability Company Interests	100%
Blackhawk Group Holdings, LLC	Blackhawk Intermediate Holdings, LLC	N/A	100	Limited Liability Company Units	100%
Blackhawk Intermediate Holdings, LLC	Blackhawk Specialty Tools, LLC	N/A	100	Limited Liability Company Units	100%
Blackhawk Specialty Tools, LLC	Trinity Tool Rentals, L.L.C.	N/A	100	Limited Liability Company Units	100%
Blackhawk Specialty Tools, LLC	Blackhawk Specialty Tools de Mexico, S. de R.L. de C.V.	N/A	1	Capital Stock	65%
Blackhawk Specialty Tools, LLC	Blackhawk Specialty Tools do Brasil Servicos de Petroleo Ltda.	N/A	1,742,329	Capital Stock	65%
BONDS
None.
GOVERNMENT SECURITIES
None.
OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)
None.

Exhibit D - 1

EXHIBIT E to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT E
OFFICES IN WHICH FINANCING STATEMENTS WILL BE FILED

Name of Grantor	Jurisdiction of Incorporation or Formation
Blackhawk Group Holdings, LLC	Secretary of State of Delaware
Frank’s International GP, LLC	Secretary of State of Delaware
Frank’s International, LP	Secretary of State of Delaware
Frank’s International, LLC	Secretary of State of Texas
Blackhawk Intermediate Holdings, LLC	Secretary of State of Delaware
Blackhawk Specialty Tools, LLC	Secretary of State of Texas
Trinity Tool Rentals, L.L.C.	Louisiana Secretary of State

Exhibit E - 1

EXHIBIT F to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT F
EXHIBIT AMENDMENT
This Exhibit Amendment, dated _____________, ___ is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated November [●], 2018, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

GRANTOR:

By:
Name:
Title:

Acknowledged and Accepted by:

[ADMINISTRATIVE AGENT]

By:
Name:
Title:

Exhibit F - 1

SCHEDULE I TO AMENDMENT

PLEDGED COLLATERAL

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of |Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]
COMMERCIAL TORT CLAIMS

Case Number; Name of Court where Case was
Name of Grantor	Description of Claim	Parties	Filed

Exhibit F - 2

EXHIBIT G to U.S. PLEDGE
AND SECURITY AGREEMENT

EXHIBIT G
COMMERCIAL TORT CLAIMS
None.

Exhibit G - 1

SUPPLEMENT TO U.S. PLEDGE AND SECURITY AGREEMENT
[DATE]
Reference is hereby made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of November [●], 2018, by and among Frank’s International LLC, a Texas limited liability company and Blackhawk Group Holdings LLC, a Delaware limited liability company (collectively, the “Borrowers”), each other Grantor that is a signatory hereto and any additional entities which become parties to the Security Agreement as Grantors and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties party to the Credit Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Security Agreement.
By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [______________] [corporation] [partnership] [limited liability company] (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by such Security Agreement as if originally a party thereto. The New Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations.
By its execution below, the New Grantor represents and warrants as to itself that all of the representations and warranties contained in the Security Agreement are true and correct in all respects as of the date hereof. The New Grantor represents and warrants that the supplements to the Exhibits to the Security Agreement attached hereto are true and correct in all respects and such supplements set forth all information required to be scheduled under the Security Agreement. The New Grantor shall take all steps necessary to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against the New Grantor’s Collateral, including, without limitation, delivering all certificated Pledged Collateral to the Administrative Agent (and other Collateral required to be delivered under the Security Agreement), and taking all steps necessary to properly perfect the Administrative Agent’s interest in any uncertificated Pledged Collateral. The Collateral listed on Schedule I to this Supplement shall hereby become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.
THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, [NAME OF NEW GRANTOR], a [______________________] [corporation] [partnership] [limited liability company] has duly executed and delivered this Annex I counterpart to the Security Agreement as of the date first set forth above.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Annex I - 2

SCHEDULE I TO
SUPPLEMENT TO U.S. PLEDGE AND SECURITY AGREEMENT NO. [ ]

Exhibit A
NOTICE ADDRESS OF ADDITIONAL GRANTOR(S)
INFORMATION AND COLLATERAL LOCATIONS OF [ ]
VIII.Name of Grantor:
IX.State of Incorporation or Organization:
X.Type of Entity:
XI.Organizational Number assigned by State of Incorporation or Organization:
XII.Federal Identification Number: [●]

XIII.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

XIV.	Locations of Collateral:

Annex I - 2

Exhibit B
DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COLLATERAL ACCOUNTS
DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Check here if Deposit Account is a Collateral Deposit Account	Description of Deposit Account if not a Collateral Deposit Account

SECURITIES ACCOUNTS

Name of Grantor	Name of Institution	Account Number

COMMODITY ACCOUNTS

Name of Grantor	Name of Institution	Account Number

Annex I - 3

Exhibit C
LETTER-OF-CREDIT RIGHTS AND CHATTEL PAPER

I.	LETTER-OF-CREDIT RIGHTS

II.	CHATTEL PAPER

Annex I - 4

Exhibit D
PLEDGED COLLATERAL

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of |Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

Annex I - 5

Exhibit E
COMMERCIAL TORT CLAIMS

Case Number; Name of Court where Case was
Name of Grantor	Description of Claim	Parties	Filed

Annex I - 6